Exhibit (a)(1)(B)
AMBASSADORS INTERNATIONAL, INC.
LETTER OF TRANSMITTAL AND CONSENT

Offer to Exchange Shares of Common Stock Plus 10% Senior Secured
Notes due 2012 for Outstanding 3.75% Convertible Senior
Notes due 2027, CUSIP Nos. 023178AA4 and 023178AB2
and
Consent Solicitation for Amendments to the Related Indenture

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, OCTOBER 23, 2009, UNLESS EXTENDED BY THE COMPANY (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer and Consent Solicitation is:

Globic Advisors

By Facsimile: (212) 271-3252 Attention: Robert Stevens Confirm by Telephone: (212) 227-9699	By Mail, Overnight Courier or Hand Delivery: Globic Advisors One Liberty Plaza, 23rd Floor New York, NY 10006 Attention: Robert Stevens (if by mail, registered mail is recommended)

DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (THIS “LETTER OF TRANSMITTAL”) TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

Capitalized terms used but not defined herein shall have the same meaning given them in the Offer to Exchange and Consent Solicitation dated September 25, 2009 (as amended and supplemented from time to time, the “Offer to Exchange”) of Ambassadors International, Inc., a Delaware corporation (the “Company”).

This Letter of Transmittal need not be completed if (a) the outstanding 3.75% Convertible Senior Notes due 2027 issued by the Company (the “Existing Notes”) are being tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offer to Exchange under “The Exchange Offer — Procedures for Tendering Existing Notes in the Exchange Offer — Book-Entry Transfer” and (b) an Agent’s Message is delivered to the Exchange Agent as described in the Offer to Exchange under “The Exchange Offer — Procedures for Tendering Existing Notes in the Exchange Offer — Tender of Existing Notes Through ATOP.”

This Letter of Transmittal is to be completed by a holder of Existing Notes (a “Holder”) if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Offer to Exchange under “The Exchange Offer — Procedures for Tendering Existing Notes in the Exchange Offer — Book-Entry Transfer,” but only if an Agent’s Message is not delivered through ATOP. Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the Exchange Offer and Consent Solicitation must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will also send an Agent’s Message to the Exchange Agent for its acceptance. The Agent’s Message will state that DTC has received an express acknowledgment from the tendering Holder, which acknowledgment will confirm that the Holder received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal, and that the Company may enforce this Letter of Transmittal against the Holder. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer and Consent Solicitation in lieu of execution and delivery of this Letter of

Transmittal by the DTC participant identified in the Agent’s Message. Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP.

If a Holder transmits its acceptance through ATOP, delivery of such tendered Notes must be made to the Exchange Agent (either physically or pursuant to the book-entry delivery procedures set forth herein). Unless such Holder delivers (either physically or by book-entry delivery) the Existing Notes being tendered to the Exchange Agent, the Company may, at its option, treat such tender as defective for purposes of delivery of acceptance for exchange and the right to receive New Notes and Common Stock. Delivery of documents to DTC (physically or by electronic means) does not constitute delivery to the Exchange Agent. If you desire to tender your Notes on the day that the Expiration Date occurs, you must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such date.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If Existing Notes are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2 below.

This Letter of Transmittal is being delivered to you in connection with the Company’s offer (the “Exchange Offer”) to exchange for each $1,000 principal amount of outstanding Existing Notes: (i) 230.3766 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), plus (ii) $273.1959 principal amount of the Company’s 10% Senior Secured Notes due 2012 (the “New Notes,” and together with the consideration referenced in clause (i), the “Exchange Consideration”), upon the terms and subject to the conditions set forth in the Offer to Exchange and the related offer materials, as amended and supplemented from time to time (the “Offer Documents”). Each Holder validly tendered and not validly withdrawn prior to 12:00 midnight, New York City time, on the Expiration Date shall receive the Exchange Consideration. The Exchange Consideration will be in full satisfaction of the principal amount of, and any accrued but unpaid interest through, but excluding the settlement date of the Exchange Offer on, the Existing Notes that are tendered and accepted pursuant to the Exchange Offer.

The undersigned agrees and acknowledges that, by the execution and delivery hereof no later than 12:00 midnight, New York City time, on the Expiration Date, the undersigned makes and provides the consent, with respect to the Existing Notes tendered hereby, to the Proposed Amendments to the indenture for the Existing Notes. The undersigned understands that the consent provided hereby shall remain in full force and effect unless such consent is revoked in accordance with the procedures set forth in the Offer to Exchange.

The Exchange Offer and Consent Solicitation is made upon the terms and subject to the conditions contained in the Offer Documents.

All tenders of Existing Notes and the deliveries of the related consents pursuant to the Exchange Offer and Consent Solicitation must be received by the Exchange Agent no later than 12:00 midnight, New York City time, on the Expiration Date. The Company will notify Holders of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

The Company may terminate the Exchange Offer and Consent Solicitation at any time in its sole discretion.

The Company has not provided guaranteed delivery procedures in conjunction with the Exchange Offer or under any of the Offer Documents or other exchange offer materials provided therewith. Holders must timely tender their Existing Notes in accordance with the procedures set forth in the Offer Documents.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The method of delivery of Existing Notes, Letters of Transmittal and all other required documents are at the election and risk of the Holders. If such delivery is by mail, it is recommended that registered mail properly insured, with receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Letter of Transmittal nor the Existing Notes should be sent to the Company.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and Consent Solicitation.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges that he or she has received the Offer to Exchange and this Letter of Transmittal which have been delivered to you in connection with the Company’s offer to exchange its Common Stock and New Notes for any and all Existing Notes. Each Holder validly tendered and not validly withdrawn on or prior to 12:00 midnight, New York City time, on the Expiration Date shall receive the Exchange Consideration. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Offer to Exchange.

Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby tenders to the Exchange Agent the Existing Notes indicated below pursuant to the Exchange Offer and Consent Solicitation.

Subject to and effective upon the acceptance for exchange of and exchange of validly tendered Existing Notes, by executing and delivering a Letter of Transmittal (or agreeing to the terms of this Letter of Transmittal pursuant to an Agent’s Message), the undersigned: (i) irrevocably sells, assigns, and transfers to, or upon the order of, the Company, all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a Holder of the Existing Notes tendered thereby; (ii) waives any and all rights with respect to the Existing Notes tendered, (iii) releases and waives any and all claims or causes of action of any kind whatsoever, whether known or unknown that, directly or indirectly, arise out of or are in any manner connected with such Holder’s or its successors’ and assigns’ ownership or acquisition of the Existing Notes, including any accrued interest and any related transaction, event, circumstance, action, failure to act or occurrence of any sort or type, in each case, that such Holder, its successors and its assigns have, may have or may have had against the Company or any of its affiliates, directors, officers, employees, counsel or agents or representatives, whether current or former; (iv) consents to the Proposed Amendments; and (v) irrevocably appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the Company’s agent with respect to the tendered Existing Notes, with full power coupled with an interest) to deliver certificates representing the Existing Notes, or transfer ownership of the Existing Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the Company’s order; present the Existing Notes for transfer on the relevant security register; and receive all benefits or otherwise exercise all rights of beneficial ownership of the Existing Notes (except that the Exchange Agent will have no rights to, or control over, the Company’s funds, except, as the Company’s agent, for the Exchange Consideration for any tendered Existing Notes that are exchanged by the Company), all in accordance with the terms of the Exchange Offer.

The undersigned acknowledges and agrees that the tender of Existing Notes and delivery of the related consents to the Proposed Amendments made hereby may not be withdrawn except in accordance with the procedures set forth in the Offer to Exchange.

The undersigned represents and warrants that it has full power and authority to legally tender, sell, assign and transfer the Existing Notes tendered hereby and to acquire the Common Stock and New Notes issuable upon the exchange of such tendered Existing Notes, and that, when and if the Existing Notes tendered hereby are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Existing Notes free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to transfer ownership of such Existing Notes on the account books maintained by DTC.

The undersigned acknowledges that the issuance of New Notes and Common Stock upon exchange of the Existing Notes is exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. The Company has no contract, arrangement or understanding relating to, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person for soliciting tenders in the Exchange Offer. No broker, dealer, salesperson, agent or other person, is engaged or authorized to express any statement, opinion, recommendation or judgment with respect to the relative merits and risks of the Exchange Offer.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

The Company may terminate the Exchange Offer and Consent Solicitation at any time in its sole discretion. The Company may not be required to accept all or any of the Existing Notes tendered hereby.

The undersigned understands that a valid tender of Existing Notes not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter of Transmittal (or an Agent’s Message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority, including any other required documents and signature guarantees in form satisfactory to the Company (which may delegate the power to make any determination in whole or in part to the Exchange Agent). All questions as to the validity, form and eligibility of any tender of the Existing Notes hereunder (including time of receipt) and acceptance of tenders and withdrawals of Existing Notes will be determined by the Company in its sole discretion (which may delegate the power to make any determination in whole or in part to the Exchange Agent) and such determination shall be final and binding.

In the event that the “Special Issuance Instructions” box is completed, the undersigned hereby understands and acknowledges that any Existing Notes tendered but not accepted in the Exchange Offer and Consent Solicitation will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that the Company has no obligation pursuant to the “Special Issuance Instructions” box to transfer any Existing Notes from the name(s) of the registered Holders thereof to the person indicated in such box if the Company does not accept any Existing Notes so tendered. The undersigned acknowledges and agrees that the Company or the Exchange Agent may, in appropriate circumstances, defer effecting transfer of Existing Notes, and may retain such Existing Notes, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the Exchange Agent or Information Agent, whose addresses and telephone numbers appear on the final page of this Letter of Transmittal. See Instruction 6 below.

Description of Existing Notes Tendered

List below the Existing Notes to which this Letter of Transmittal relates. If Existing Notes are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2 below.

Existing Notes Tendered
(Attach Additional Signed List if Necessary)
Principal
Amount
		Aggregate	Tendered as to
		Principal	Which
	Note	Amount	Consents are
	Number(s)(1)	Represented(2)	Given(3)

Name		$	$
Address
City, State & Zip

Name		$	$
Address
City, State & Zip

Name		$	$
Address
City, State & Zip
Total Principal Amount of Existing Notes tendered		$	$

(1)	Need not be completed by Holders tendering by book-entry transfer.

(2)	Unless otherwise indicated in the column labeled “Principal Amount Tendered as to which Consents Are Given” and subject to the terms and conditions set forth in the Offer to Exchange, a Holder will be deemed to have tendered the entire aggregate amount indicated in the column labeled “Aggregate Principal Amount Represented.”

(3)	For a valid tender, a consent must be given for all Existing Notes tendered. If no entry is made in this box, consents will be deemed to be given for all Existing Notes tendered on or before the Expiration Date for the Exchange Offer and Consent Solicitation.

Method of Delivery

☐	CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Signature(s) of Holder(s) of Existing Notes

Must be signed by registered Holders exactly as such participant’s name appears on a security position listing as the owner of Existing Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

X

X

Date

Name(s)

Capacity

Address (Include Zip Code)

DTC Account to which Common Stock and New Notes should be delivered

Tax Identification or Social Security Number (See Instruction 7)

Telephone Number (Include Area Code)

Special Issuance Instructions
(See Instruction 2)

To be completed ONLY if Existing Notes not tendered for conversion are to be returned by credit to a DTC account number other than the account number specified above.

Issue Existing Notes to:

Name

DTC Account #

Address (Including Zip Code)

Tax Identification or Social Security Number (See Instruction 7)

Medallion Signature Guarantee
(See Instructions 2 & 3 below)
(Certain Signatures Must Be Guaranteed By An Eligible Institution)

Name of Eligible Institution Guaranteeing Signatures

Address (Including Zip Code)

Telephone Number (Including Area Code)

Authorized Signature

Printed Name

Title

Date

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE
OFFER AND CONSENT SOLICITATION

1. Delivery of Letter of Transmittal.  This Letter of Transmittal is to be completed by Holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer— Procedures for Tendering Existing Notes in the Exchange Offer — Book-Entry Transfer” section of the Offer to Exchange and an Agent’s Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Book-entry confirmation as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein no later than 12:00 midnight, New York City time, on the Expiration Date.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC OF ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH DTC’S AUTOMATED TENDER OFFER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE TENDERING HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF EXISTING NOTES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY OR DTC.

Existing Notes tendered pursuant to the Exchange Offer and Consent Solicitation may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date, or such other time if this date is extended by the Company as described in the Offer to Exchange under the caption “The Exchange Offer — Expiration Date; Extensions; Amendments.” In order to be valid, a notice of withdrawal of tendered Existing Notes must comply with the requirements set forth in the Offer to Exchange under the caption “The Offer and Consent Solicitation — Right of Withdrawal.”

2. Signatures on Letter of Transmittal, Powers and Endorsements.  This Letter of Transmittal must be signed by or on behalf of the registered Holder(s) of the Existing Notes tendered hereby. The signature(s) on this Letter of Transmittal must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such Holder is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR (AS DEFINED BELOW).

If any of the Existing Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If this Letter of Transmittal or any Existing Notes or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of its authority so to act must be submitted with this Letter of Transmittal.

If Notes are to be tendered by any person other than the person in whose name the Notes are registered, the Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the Holder or Holders appear on the Notes, with the signature(s) on the Notes or instruments of transfer guaranteed as provided below, and a Letter of Transmittal must be executed and delivered either by the Holder or Holders, or by the tendering person pursuant to a valid proxy signed by the Holder or Holders, which signature must, in either case, be guaranteed as provided below.

Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Notes should contact such Holder promptly and instruct such Holder to tender Notes on such beneficial owner’s behalf.

3. Guarantee of Signatures.  Except as otherwise provided below, all signatures on a Letter of Transmittal or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended. In addition, such entity must be recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”). Signatures on this Letter of Transmittal need not be guaranteed if the Existing Notes are tendered for the account of a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an eligible guarantor institution.

If this Letter of Transmittal is not signed by the Holder, the Holder must transmit a separate, properly completed power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an eligible guarantor institution.

An eligible guarantor institution (as defined in Rule 17Ad-15 promulgated under the Securities Conversion Act of 1934, as amended (the “Conversion Act”)), means:

(i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

(ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Conversion Act;

(iii) Credit unions (as that term is defined in Section 19b(l)(A) of the Federal Reserve Act);

(iv) National securities exchanges, securities associations, and clearing agencies, as those terms are used under the Conversion Act; and

(v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this Letter of Transmittal should be signed, e.g., “Mary Doe, now by marriage, Mary Jones.” For a correction in name, this Letter of Transmittal should be signed, e.g., “James E. Brown, incorrectly inscribed as J. E. Brown.” In any such case, the signature on this Letter of Transmittal must be guaranteed as provided above, and the Holder must complete the Special Issuance Instructions above.

You should consult your own tax advisor as to possible tax consequences resulting from the issuance of the Common Stock and New Notes, as described above, in a name other than that of the registered Holder(s) of the tendered Existing Notes.

4. Transfer Taxes.  The Company is not aware of any obligation of Holders who tender their Existing Notes in the Exchange Offer to pay any transfer taxes. However, if any transfer tax would apply to the exchange offer, then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted to the Company by the tendering Holder, the amount of such transfer taxes will be billed directly to the tendering Holder.

5. Validity of Tender and Consent; Irregularities.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Existing Notes pursuant to any of the procedures described above, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company in its sole discretion (and the Company may delegate the power to make any determination in whole or in part to the Exchange Agent). Any such determination will be final and binding. A Holder’s tender will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. Neither the Company, the Exchange Agent, the Information Agent nor any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Existing Notes, or will incur any liability for failure to give any such notification. The Company reserves the absolute right to reject any or all tenders of any Existing Notes determined by the Company not to be in proper form, or if the acceptance of or exchange of such Existing Notes may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any conditions to the Exchange Offer that the Company is legally permitted to waive.

6. Additional Copies.  Additional copies of this Letter of Transmittal may be obtained from the Information Agent at the address listed below.

7. Important Tax Information.  Under U.S. federal income tax law, each tendering holder is required to either (i) provide its correct taxpayer identification number (“TIN”) by completing the copy of the Substitute Form W-9 attached to this Letter of Transmittal, certifying that (1) it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. holder is awaiting a TIN) and (3) that it is exempt from backup withholding because (a) it has not been notified by the Internal Revenue Service (“IRS”) that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (b) it has been notified by the IRS that it is no longer subject to backup withholding or (ii) otherwise establish an exemption. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% on the cash received pursuant to the Exchange Offer. If a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such statement, a $500 penalty may also be imposed by the IRS, in addition to any criminal penalty provided by law.

Certain tendering holders (including, among others, all corporations and certain foreign individuals) are exempt recipients not subject to backup withholding on the receipt of cash pursuant to the Exchange Offer. In order for a foreign individual to qualify for this exemption, it must submit a properly completed IRS Form W-8 BEN or other Form W-8 to the Exchange Agent, certifying under penalties of perjury to the tendering holder’s exempt status. Such Form may be obtained from the website maintained by the IRS at www.irs.gov. Exempt holders, other than foreign individual holders, should furnish their TIN, write “exempt” on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed copy of the Substitute Form W-9, Request for Taxpayer Identification Number and Certification, and the Instructions to Form W-9 for additional instructions.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by such holder from the IRS upon filing an income tax return, provided that the applicable information and forms are provided to the IRS and other requirements are satisfied.

SEE THE ENCLOSED SUBSTITUTE FORM W-9, REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION, FOR ADDITIONAL INFORMATION AND INSTRUCTIONS.

8. Consents to Proposed Amendments.  If you tender your Existing Notes, you will be deemed to have consented to the Proposed Amendments to the indenture for the Existing Notes described in the Offer to Exchange. A Holder may not consent to the Proposed Amendments without tendering the Existing Notes related thereto.

9. Withdrawal of Tenders and Revocation of Consents.  A valid withdrawal of tendered Existing Notes made on or prior to the Expiration Date will constitute a concurrent valid revocation of such Holder’s related consent to the Proposed Amendments. A Holder may not validly revoke a consent unless such Holder validly withdraws such Holder’s previously tendered Existing Notes. In the event of a termination of the Exchange Offer, the Existing Notes tendered pursuant to the Exchange Offer and Consent Solicitation will be promptly returned to the tendering Holder, the Proposed Amendments will not become operative and the consents to such Proposed Amendments will be deemed revoked.

For a withdrawal of tendered Existing Notes (and a concurrent revocation of consents to the Proposed Amendments) to be effective, a written or facsimile transmission notice of withdrawal or revocation, or a properly transmitted “Request Message” through ATOP, must be received by the Exchange Agent no later than 12:00 midnight, New York City time, on the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must: (i) specify the name of the person who tendered the Existing Notes to be withdrawn, (ii) contain the description of the Existing Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Existing Notes (unless such Existing Notes were tendered by book-entry transfer) and the aggregate principal amount at maturity represented by such Existing Notes and (iii) except for a notice transmitted through ATOP, be signed by the Holder of such Existing Notes in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees), or be accompanied by (x) documents of transfer sufficient to have the Exchange Agent register the transfer of the Existing Notes into the name of the person withdrawing such Existing Notes (including, in the case of

Existing Notes tendered by book-entry transfer, the account at DTC to which such withdrawn Existing Notes should be credited) and (y) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such Holder. If the Existing Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

Any permitted withdrawal of Existing Notes (and concurrent revocation of consents) may not be rescinded. Any Existing Notes properly withdrawn will thereafter be deemed not validly tendered and any consents revoked will be deemed not validly delivered for purposes of the Exchange Offer and Consent Solicitation, provided, however, that withdrawn Existing Notes may be re-tendered again by following one of the appropriate procedures described herein at any time but no later than 12:00 midnight, New York City time, on the Expiration Date.

10. Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering Existing Notes and consenting to the Proposed Amendments, requests for assistance or additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to, and additional information about the offer may be obtained from, either the Exchange Agent or the Information Agent, whose addresses and telephone numbers appear on the back cover page of this Letter of Transmittal.

SUBSTITUTE FORM W-9
PAYER’S NAME

Payee’s Name:

Business Name (if different):

Address:

Mark Appropriate Box	☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership	☐ Other

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) OR Employer Identification Number(s)

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 2 — Certification —
Under Penalties of Perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
	(3) I am a U.S. person (including a U.S. resident alien).	Part 3 — Awaiting TIN ☐

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE REDEMPTION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter may be withheld until I provide a taxpayer identification number.

Signature:        Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

		Give the
		SOCIAL			Give the
		SECURITY			EMPLOYER
For this type of account:		number of:	For this type of account:		IDENTIFICATION number of:
1.	An individual’s account	The individual	6.	A valid trust, estate or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (4)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)	7.	Corporation or LLC electing corporate status	The corporation or LLC
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Partnership or multi-member LLC	The partnership or LLC
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable or educational or other tax-exempt organization	The organization
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	10.	A broker or registered nominee	The broker or nominee
5.	Sole proprietor or single-owner LLC	The owner(3)	11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name. You may also enter your business or “doing business as” name. You may use either your social security number or, if you have one, your employer identification number. If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE:  If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM. If you do not have a TIN, but have applied for one, write “Applied For” in the space for the TIN, complete the Certificate of Awaiting Taxpayer Identification Number, sign and date the form and return it to the requestor.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “applied for” in the space provided for the taxpayer identification number, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requestor.

Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement account.

•	The United States or any wholly-owned agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States or any political subdivision or wholly-owned agency or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government or any wholly-owned agency or instrumentality thereof.

•	An international organization or any wholly-owned agency or instrumentality thereof.

Payees specifically exempted from backup withholding on interest and dividend payments include the following:

•	A corporation.

•	A financial institution.

•	A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust or a non-exempt trust described in section 4947.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank issue.

•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

U.S. Exempt payees described above should generally file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THE SUBSTITUTE FORM W-9 WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. MARK “EXEMPT” ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. FOREIGN EXEMPT PAYEES DESCRIBED ABOVE SHOULD GENERALLY FILE A PROPERLY COMPLETED IRS FORM W-8BEN, W-8ECI, W-8IMY (OR SUCCESSOR OR OTHER APPLICABLE FORM) TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING.

Certain payments other than dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6045, 6050A, 6050N and their regulations.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the number for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)	Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	Misuse of Taxpayer Identification Numbers — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

(5)	Failure to Report Certain Dividend and Interest Payments — If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure is strong evidence of negligence. If negligence is shown, you will be subject to a penalty of 20% on any portion of an underpayment attributable to that failure.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE

The Exchange Agent for the Exchange Offer is:

Globic Advisors

By Facsimile: (212) 271-3252 Attention: Robert Stevens	By Mail, Overnight Courier or Hand Delivery: Globic Advisors One Liberty Plaza, 23rd Floor New York, NY 10006 Attention: Robert Stevens
Confirm by Telephone: (212) 227-9699	(if by mail, registered mail is recommended)

Questions and requests for assistance or for additional copies of the Offer Documents may be directed to the Information Agent at its telephone numbers and mailing addresses set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer is:

Globic Advisors
One Liberty Plaza, 23rd Floor
New York, NY 10006
Attention: Robert Stevens
(212) 227-9699